SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2004

                        Commission File Number: 000-50454


                              Digiblue Media, Inc.
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             (Exact name of registrant as specified in its charter)

Nevada                                                                75-3016844
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2175, rue de la Montagne, Suite 311, Montreal, Quebec, Canada           H3G 1Z8
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(Address of principal executive offices)                             (Zip Code)



                                  514.886.6557
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              (Registrant's Telephone Number, Including Area Code)

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

On April 20, 2004, Digiblue Media, Inc. (the "Registrant") entered into an agreement with Oled Systems, Inc., a privately held New Brunswick corporation ("Oled") and its sole shareholder to acquire all the outstanding shares of Oled.in exchange for $50,000. Oled has the right to acquire Nova-Plasma Inc., a Canadian corporation, a company involved in information technologies and telecommunications using nanomaterials & devices. This agreement was terminated on December 8, 2004. As this agreement was our only potential source of revenue, our management has decided to return our operations to that of our former business plan, which was operating as a software development and design company specializing in providing customized software applications to small businesses and entrepreneurs.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Digiblue Media, Inc.


December 9, 2004                  By:  /s/ Alain Houle
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                                       Alain Houle, President and
                                       Chief Executive Officer